AFL-CIO HOUSING INVESTMENT TRUST Ya Po Ah Terrace Retirement Apartments Eugene, OR

PROJECT DESCRIPTION

The Ya Po Ah Terrace Retirement Apartments project (Ya Po Ah Terrace) is the substantial renovation of an 18-story mixed-income seniors’ housing apartment building in Eugene, Oregon, which was built in 1967. The project consists of 221 units, all of which are affordable to low income seniors and disabled persons.

Ya Po Ah Terrace, which means “very high place” in the language of the Kalapuya Indians who once inhabited the Willamette Valley, is the tallest building in Eugene. Project amenities include a fitness area, library, community gardens and onsite commercial services including a convenience store and salon.

HIT ROLE

The HIT is providing $15.3 million in financing for Ya Po Ah Terrace through the purchase of Ginnie Mae construction loan and permanent loan certificates beginning in January 2019. The HIT worked closely with the developer, Evergreen Union Retirement Association, and mortgage lender, Barings Multifamily Capital LLC, to structure the financing for the $61.4 million project.

SOCIAL IMPACT

The project sponsor, Evergreen Union Retirement Association, is closely related to the Union Labor Retirement Association (ULRA). The ULRA was organized by labor leaders in the Portland Building Trades in 1962 as a non-profit providing housing and related facilities specially designed to meet the physical, social and psychological needs of seniors. Due to the lack of senior apartments servicing the region, and even fewer serving low income households, the project’s continued viability is a lifeline for working class seniors in the area. Ya Po Ah Terrace, like Westmoreland’s Union Manor in Portland, Oregon, whose rehabilitation the HIT helped finance in 2015, is managed by Manor Management Services.

The project’s renovation has provided for the renewal of two project-based HUD Section 8 contracts covering 210 of the project’s 221 units for an additional 20 years.

The project is expected to generate 156 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW   Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

Updated 12/2018